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PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

                                                                    Exhibit 99.2

                             CHOLESTECH CORPORATION
           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


On January 21, 2000, Cholestech Corporation ("Cholestech" or the "Company")acquired certain assets of Health Net, Inc. ("Health Net"). The acquisition was accounted for using the purchase method of accounting and, accordingly, the purchase price was allocated to the tangible and intangible assets acquired on the basis of their estimated fair values on the acquisition date as determined by the Company's management. The unaudited pro forma combined condensed balance sheet is based on the balance sheet of the Company and the unaudited balance sheet of Health Net at December 24, 1999 assuming the transaction was consummated on December 24, 1999. The unaudited pro forma combined condensed statements of operations are based on the individual statements of operations of the Company for the year ended March 26, 1999 and the nine months ended December 24, 1999. The operations of Health Net have been included in the unaudited pro forma combined condensed statements of operations as though the acquisition had been consummated on March 28, 1998.




The unaudited pro forma combined condensed financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and do not purport to represent what the Company's results of operations would have been or what operations would be if the transactions that give rise to the pro forma adjustments had occurred on the dates assumed and are not necessarily indicative of future results. The unaudited pro forma combined condensed statements of operations should be read in conjunction with the historical financial statements and related notes of Cholestech and the unaudited historical financial statements and related notes of Health Net.



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

                             CHOLESTECH CORPORATION
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                             AS OF DECEMBER 24, 1999
                                 (IN THOUSANDS)

                                                        AS       HEALTH                             PRO
                                                     REPORTED      NET        ADJUSTMENTS          FORMA
----------------------------------------------------------------------------------------------------------
ASSETS
Current assets:
  Cash and cash equivalents                            $7,217      $53      $(2,200)    (A)       $ 5,070
  Marketable securities                                 3,858                                       3,858
  Accounts receivable, net                              2,284      282          (75)    (B)         2,491
  Inventories                                           3,391       25          (15)    (B)         3,401
  Prepaid expenses and other current assets               316        6                                322
                                                  --------------------------------------        ---------
  Total current assets                                 17,066      366       (2,290)               15,142

Property and equipment, net                             6,384      112                              6,496
Long-term investments                                   4,923                                       4,923
Goodwill                                                                      2,745     (C)         2,745
Other assets, net                                          54                                          54
                                                  --------------------------------------        ---------
  Total assets                                        $28,427     $478      $   455               $29,360
                                                  ======================================        =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued expenses                $2,024      $72      $   561     (D),(E)   $ 2,657
  Accrued payroll and benefits                          1,572                                       1,572
  Taxes payable                                                      4           (4)    (D)             0
  Notes payable                                                     15          (15)    (D)             0
  Product warranty                                         91                                          91
                                                  --------------------------------------        ---------
Total current liabilities                               3,687       91          542                 4,320

Long-term liabilities                                                8           (8)    (D)             0
                                                  --------------------------------------        ---------
  Total liabilities                                     3,687       99          534                 4,320
                                                  --------------------------------------        ---------
Shareholders' equity:
  Preferred stock                                          --       --           --                     0
  Common stock                                         71,652                   300     (A)        71,952
  Additional paid-in capital                                         9           (9)    (F)             0
  Accumulated other comprehensive income (loss)           (56)                                        (56)
  Accumulated deficit                                 (46,856)     370         (370)    (F)       (46,856)
                                                  --------------------------------------        ---------
  Total shareholders' equity                           24,740      379          (79)               25,040
                                                  --------------------------------------        ---------
Total liabilities and shareholders' equity            $28,427     $478      $   455               $29,360
                                                  ======================================        =========

    SEE NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS



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                             CHOLESTECH CORPORATION
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 26, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            AS
                                         REPORTED      HEALTH NET     ADJUSTMENTS          PRO FORMA
                                      --------------------------------------------        -----------
Revenues                                  $22,032        $1,191         $(489)    (G)        $22,734
Cost of revenues                           10,252           467          (489)    (G)         10,230
                                      --------------------------------------------        ----------
Gross profit                               11,780           724             0                 12,504
                                      --------------------------------------------        ----------
Operating expenses:
 Sales and marketing                        6,606           437                                7,043
 Research and development                   2,703                                              2,703
 General and administrative                 2,381           131                                2,512
 Amortization of goodwill                                                 549     (H)            549
 Other                                        826                                                826
                                      --------------------------------------------        ----------
 Total operating expenses                  12,516           568           549                 13,633
                                      --------------------------------------------        ----------

Income (loss) from operations                (736)          156          (549)                (1,129)

Interest and other income (expense),
net                                           663           (19)         (110)    (I)            534
                                      --------------------------------------------        ----------
Income (loss) before taxes                    (73)          137          (659)                  (595)
                                      --------------------------------------------        ----------
Net income (loss)                         $   (73)       $  137         $(659)               $  (595)
                                      ============================================        ==========

Net loss per share:
 Basic and diluted                        $ (0.01)                                           $ (0.05)
                                      ===========                                         ==========

Shares used in computing basic and
diluted net loss per share                 11,484                                             11,535
                                      ===========                                         ==========

    SEE NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS



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                             CHOLESTECH CORPORATION
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED DECEMBER 24, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            AS
                                         REPORTED      HEALTH NET     ADJUSTMENTS          PRO FORMA
                                      --------------------------------------------        -----------
Revenues                                  $18,858        $1,924         $(632)               $20,150
Cost of revenues                            7,888           718          (618)    (G)          7,988
                                      --------------------------------------------        ----------
Gross profit                               10,970         1,207           (14)                12,163
                                      --------------------------------------------        ----------
Operating expenses:
 Sales and marketing                         5,048          662                                5,710
 Research and development                    2,247                                             2,247
 General and administrative                  2,242          226                                2,468
 Amortization of goodwill                                                  412    (H)            412
 Other                                         219                                               219
                                      --------------------------------------------        ----------
 Total operating expenses                    9,756          888            412                11,056
                                      --------------------------------------------        ----------

Income from operations                       1,214          319           (426)                1,107

Interest and other income, net                 556          (13)           (83)   (I)            460
                                      --------------------------------------------        ----------
Income before taxes                          1,770          306           (509)                1,567
Provision for income taxes                      71                                                71
                                      --------------------------------------------        ----------
Net income                                $  1,699       $  306          $(509)              $ 1,496
                                      ============================================        ==========

Net income per share:
 Basic                                    $   0.15                                           $  0.13
                                      ============                                        ==========
 Diluted                                  $   0.14                                           $  0.12
                                      ============                                        ==========

 Shares used in computing basic
 and diluted net income per share:
 Basic                                      11,661                                            11,712
                                      ============                                        ==========
 Diluted                                    11,929                                            11,980
                                      ============                                        ==========



    SEE NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS



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                             Cholestech Corporation
           Notes to Unaudited Combined Condensed Financial Information


NOTE 1 SUMMARY OF TRANSACTION

On January 21, 2000, Cholestech Corporation ("Cholestech" or the
"Company") acquired certain assets of Health Net, Inc. ("Health Net"). The acquisition was accounted for using the purchase method of accounting and, accordingly, the purchase price was allocated to the tangible and intangible assets acquired on the basis of their estimated fair market values on the acquisition date as determined by the Company's management. The purchase price consisted of approximately $2,200,000 of cash and 51,010 shares of common stock valued at $300,000 and acquisition related expenses of approximately $633,000. The Agreement also provides that an additional amount of cash consideration, up to $1,000,000 (the "Earnout Consideration"), may be issued to the former owners of Health Net if certain performance milestones described in the Agreement are achieved for the calendar year ending December 31, 2000. The preliminary allocation of the purchase price was determined by management as follows (in thousands):


Total current assets...................................... $   276
Property and equipment and other noncurrent assets........     106
Goodwill..................................................   2,745
                                                           -------
     Total purchase price................................. $ 3,127
                                                           =======

Goodwill represents the excess of the purchase price over the estimated fair value of the net assets acquired and will be amortized over 5 years.



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

NOTE 2 -- UNAUDITED PRO FORMA COMBINED CONDENSED NET INCOME (LOSS) PER SHARE:

Basic net income (loss) per share and shares used in computing the basic net income (loss) per share for the year ended March 26, 1999 and the nine months ended December 24, 1999 are based upon the historical weighted average common shares outstanding. Dilutive net income (loss) per share reflects the potential dilution that could occur from common shares issuable through stock options, warrants and other convertible securities. Potential common stock are excluded from the computation of net loss per share if their effect would be anti-dilutive.

The 51,010 shares of common stock issued in connection with the acquisition have been included in the calculation of pro forma basic and diluted net income
(loss) per share as follows:


                                           Nine Months Ended            Year Ended
                                             December 24,               March 26,
                                                 1999                      1999
                                         --------------------     ----------------------
                                         Basic       Diluted       Basic        Diluted
                                         -----       -------       -----        -------
                                              (in thousands, except per share data)
Shares used in computing basic
 and diluted net income (loss)
 per share                               11,661       11,929       11,484        11,484
Adjustment to reflect common stock
 issued in acquisition                       51           51           51            51
                                        -------      -------      -------       -------

Shares used in computing
 pro forma basic and diluted
 net income (loss) per share             11,712       11,980       11,535        11,535
                                        =======      =======      =======       =======

Pro forma net income (loss)
 per share                              $  0.13      $  0.12      $ (0.05)      $ (0.05)
                                        =======      =======      =======       =======



NOTE 3 -- PRO FORMA ADJUSTMENTS

The following pro forma adjustments are based upon management's preliminary estimates of the value of the tangible and intangible assets acquired. These estimates are subject to finalization.

(A) Represents the cash paid and common stock issued in connection with the acquisition.

(B) Represents the elimination of intercompany receivables and profit in inventory.

(C)    Represents $2,745,000 of goodwill.

(D) Represents the elimination of the liability accounts of Health Net that were not assumed in the transaction.

(E) Represents accrued transaction costs of $633,000 associated with the acquisition.



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

(F)    Represents the elimination of equity accounts of Health Net.

(G) Represents the elimination of intercompany revenues and related cost of revenues.

(H)    Represents amortization of goodwill over a five year period.

(I)    Represents reduced interest income on the funds used to purchase Health
       Net.

(J) On a pro forma basis, income taxes for the nine months ended December 24, 1999 were not material.



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